Exhibit 10.1

HAJ
FINANCE GROUP

DATED: 17th October, 2021

CONTRACT AGREEMENT BETWEEN
HAJ FINANCE GROUP
AND
PHI GROUP INC.

This contract agreement is drafted and entered between the known investor **Haj Finance Group** accepting to provide financing in favor to **PHI GROUP INC.**

Between: **A. HAJ FINANCE Group,** a corporation duly
Registered in:
HQ: Oman Muscat. Hatat House Ground Floor Ruwi Muscat Sultanate of Oman.
Hereinafter referred **"Party A"**
B: PHI GROUP INC. , RESPECTIVELY.
Incorporated as a Wyoming (USA) corporation with registered address at 30 N Gould Street, Suite R, Sheridan, Wyoming, USA.
Hereinafter referred **"Party B".**

(This exhibit is submitted directly to the Securities and Exchange Commission under separate cover)